LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED SEPTEMBER 16, 2020

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED DECEMBER 27, 2019, OF

WESTERN ASSET PREMIUM U.S. TREASURY RESERVES (THE “FUND”)

The following replaces the introductory narrative, fee table and footnotes and expense example in the section of the Fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.35
Distribution and/or service (12b-1) fees[2]	0.07
Other expenses[3]	0.12
Total annual fund operating expenses[1]	0.54
Fees waived and/or expenses reimbursed[2]	(0.09)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[4]	0.45

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the Fund and its allocated share of fees and expenses of U.S. Treasury Reserves Portfolio. Provisions in the fund’s management agreement require the aggregate management fee of the fund and U.S. Treasury Reserves Portfolio not to exceed 0.35%. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to U.S. Treasury Reserves Portfolio.

[2]

The fund may pay a fee of up to 0.10% of average daily net assets pursuant to the fund’s Rule 12b-1 plan. Effective September 16, 2020, the Board of Trustees has determined that, such payments shall not exceed 0.07% of the fund’s average daily net assets. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ approval.

[3]	“Other expenses” have been restated to reflect current expenses.

[4]

The Manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.45%, subject to recapture as described below. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ approval. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The Manager is permitted to recapture amounts waived and/or reimbursed to the fund during the same fiscal year if the fund’s total annual fund operating expenses have fallen to a level below the limit described above. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the fund’s total annual fund operating expenses exceeding the limit described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Western Asset Premium U.S. Treasury Reserves (with or without redemption at end of period)	46	164	293	669

The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Additionally, the section of the Fund’s Prospectus entitled “More on fund management – Distribution” is deleted in its entirety and replaced with the following

Legg Mason Investor Services, LLC (“LMIS”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as each fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10%. Effective September 16, 2020, the Board has determined that such payments shall not exceed 0.07% of the fund’s average daily net assets. This arrangement cannot be terminated prior to December 31, 2021 without the Board’s approval. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Please retain this supplement for future reference.

WASX618380

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